UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 26, 2026

iPower Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40391	82-5144171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8798 9th Street

Rancho Cucamonga, CA 91730

(Address Of Principal Executive Offices) (Zip Code)

(626) 863-7344

(Registrant’s Telephone Number, Including Area Code)

___________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 per share	IPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on February 1, 2026, iPower Inc, a Nevada corporation (“iPower” or the “Company”), entered into a software asset transfer agreement with its then-wholly owned subsidiary, Global Product Marketing, Inc., a Nevada corporation (“GPM”). Thereafter, on February 1, 2026, the Company entered into a stock purchase agreement with ETTS AI Investment LLC, a Nevada limited liability company (“ETTS AI”), pursuant to which the Company sold its equity interest in GPM and its underlying entities to ETTS AI in exchange for a $2.3 million promissory note (the “Promissory Note”).

On March 26, 2026, the Company and ETTS AI entered into an amendment to the Promissory Note (the “Amendment”). The Amendment amends and restates Section 8 of the Promissory Note, expanding the definition of a “Change of Control” of iPower to include, inter alia, (i) any material change in the composition of the Company’s executive management or board of directors, (ii) any material change in the Company’s business model, core operations, or strategic direction that materially and adversely affects the Company’s ability to continue to uphold its existing obligations towards and relationship with GPM, and (iii) disposition of any material portion of the Company’s supply chain that materially impacts the Company’s ability to supply products or services in the ordinary course of business. The Amendment does not amend any other sections of the Promissory Note, and all other terms and provisions of the Promissory Note remain unchanged and in full force and effect.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Addendum to Promissory Note, by and between iPower Inc. and ETTS AI Investment LLC, dated March 26, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPOWER, INC.
Dated: March 31, 2026
	By:	/s/ Chenlong Tan
	Name:	Chenlong Tan
	Title:	Chief Executive Officer

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